UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

December 30, 2010

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Minnesota

1-13471	41-1656308

(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota	55445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Company through its joint marketing arrangement with Valassis Sales & Marketing Services, Inc. (Valassis) is adding approximately 375 A & P (The Great Atlantic & Pacific Tea Company, Inc.) grocery stores to its retail network effective February 28, 2011.

The Court for the Company’s lawsuit against News America Marketing In-Store, Inc. (NAMI) has delayed the previously announced trial date of January 3, 2011 because of hearings in criminal cases which could not be postponed. The Court issued an order stating that the trial of the Company’s case against NAMI will commence on February 7, 2011. The Court also scheduled a hearing on certain motions for January 7, 2011 and a Settlement Conference for January 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: December 30, 2010	By	/s/ Scott F. Drill
Scott F. Drill, President and Chief Executive Officer